UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 27, 2010
HUDSON CITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393
(State or other jurisdiction of in Company)	(Commission File Number)	(IRS Employer Identification No.)
WEST 80 CENTURY ROAD
PARAMUS, NEW JERSEY 07652
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (201) 967-1900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On January 27, 2010, Hudson City Bancorp, Inc. (the “Company”) issued a press release announcing that it will participate in the Morgan Stanley U.S. Financials Conference on Tuesday, February 2, 2010. Ronald E. Hermance, Jr., Hudson City’s Chairman, President and Chief Executive Officer, will present at the conference at 11:30 AM Eastern Time.
A simultaneous audio web cast of the Company’s presentation will be available through the following web cast link:
http://www.corporate-ir.net/ireye/confLobby.zhtml?ticker=HCBK&item_id=2678364
This link to the audio web cast will be available until May 2, 2010. The link to the audio web cast and the slide presentation will also be available through Hudson City Bancorp, Inc.’s website, www.hcbk.com.
Item 9.01 Financial Statements and Exhibits.
No financial statements are required to be filed as part of this Report. The following exhibits are furnished as part of this Report:

Exhibit No.	Description

99.1	Press release dated January 27, 2010
The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hudson City Bancorp, Inc.
By:	/s/ James C. Kranz
James C. Kranz
Executive Vice President and Chief Financial Officer

Dated: January 27, 2010

Exhibit Index

Exhibit No.	Description

99.1	Press release dated January 27, 2010

4